[LOGO]                                                   LOAN REVISION AGREEMENT
                                (Unsecured or Secured by Personal Property Only)

                                                           Note No. 209600/11552

This LOAN REVISION AGREEMENT ("Agreement") refers to the loan evidenced by a promissory note ("Note") dated July 1, 1997, as previously revised by that certain Modification of Note dated October 10, 1997 in favor of CITY NATIONAL BANK, a national banking association ("CNB") executed by ZENITH NATIONAL INSURANCE CORP., A DELAWARE CORPORATION ("Borrower") in the original principal amount of $20,000,000.00, payable in full on July 1, 1998, subject to any installment maturities in the Note.

The principal balance of the Note as of June 26, 1998, is $0.00.

Each Borrower hereby requests that CNB revise the terms of the Note and that CNB accept payment of the Note at the time, or times, and in the manner following:

TERMINATION DATE OF THE NOTE IS HEREBY EXTENDED TO JULY 1, 1999.

In consideration of CNB's acceptance of the revision of the Note, including the time for payment thereof, all as set forth above, each Borrower does hereby acknowledge and admit to such indebtedness, and further does unconditionally agree to pay such indebtedness together with interest thereon within the time and in the manner as revised in accordance with this Agreement.

This Agreement is a revision of the terms of repayment only, and not a novation; and except as herein provided, all of the terms and conditions of the Note shall remain unchanged and in full force and effect.

When more than one Borrower signs this Agreement, all agree:

     a. That breach of any covenant by any Borrower may, at CNB's option, be treated as a breach by all Borrowers; and
     b. That the liability and obligations of each Borrower are joint and several.

Dated at Beverly Hills, California, this 26th day of June, 1998.

ZENITH NATIONAL INSURANCE CORP., A
DELAWARE CORPORATION

By: /s/ Stanley R. Zax
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   Stanley R. Zax, Chairman of the Board and President

                                      GUARANTORS

I hereby join in the foregoing request and agree that any and all of my obligations relating to the above described Note shall remain in effect and shall relate fully to such Note as it is hereby modified, extended and/or revised

Date




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Accepted and revision and/or extension granted in reliance upon each of the representations and agreements hereinabove contained.

Dated: June 26, 1998.                       CITY NATIONAL BANK

                                            By:  /s/ Fernando Buesa
                                                -------------------------------
                                                Fernando Buesa, Vice President


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